EXHIBIT 99.2

         APPRAISAL REPORT AS OF DECEMBER 31, 2006 ON CERTAIN PROPERTIES
        OWNED BY PATCH INTERNATIONAL INC. (BASED ON 80% WORKING INTEREST
           IN THE DOVER OIL SANDS PROJECT AND A 75% WORKING INTEREST
                       IN THE FIREBAG OIL SANDS PROJECT)

                     DEGOLYER AND MACNAUGHTON CANADA LIMITED
                        311 SIXTH AVENUE S.W., SUITE 1430
                             ENERGY PLAZA EAST TOWER
                        CALGARY, ALBERTA, CANADA, T2P 3H2








                                APPRAISAL REPORT
                                      AS OF
                                DECEMBER 31, 2006
                                       ON
                               CERTAIN PROPERTIES
                                    OWNED BY
                            PATCH INTERNATIONAL INC.

DeGolyer and MacNaughton Canada Limited

                                TABLE OF CONTENTS

TABLES

FOREWORD.......................................................................1
  Scope of Investigation.......................................................1
  Authority ...................................................................3
  Source of Information .......................................................3
GEOLOGY AND RESERVOIR DISCUSSION...............................................4
CLASSIFICATION OF RESERVES.....................................................5
ESTIMATION OF RESERVES.........................................................8
VALUATION OF RESERVES.........................................................11
  Constant Price Case.........................................................11
  Forecast Price Case ........................................................13
SUMMARY AND CONCLUSIONS.......................................................15

NATIONAL INSTRUMENT FORM 51-101F2

APPENDIX

LIST OF ABBREVIATIONS

TABLES
   Table A    - List of properties evaluated
   Table B    - Forecast Prices
   Table C-1  - Company Share Remaining Reserves - Constant Price Case - Total
                Company
   Table C-2  - Company Share Cash Flow - Before and After Income Tax -
                Constant Price Case - Total  Company
   Table F-1  - Company Share Remaining Reserves - Forecast Price Case - Total
                Company
   Table F-2  - Company Share Cash Flow - Before and after Income Tax - Forecast
                Price Case - Total Company
                    CORPORATE SUMMARIES - CONSTANT PRICE CASE
TOTAL PROBABLE RESERVES
   Table 1A    -   Reserves and Cash Flow Summary
   Table 1B    -   Heavy Oil Appraisal
   Table 1C    -   Evaluation of Oil, Gas and Products Summary
   Table 1D    -   Cash Flow and Income Tax summary
                     -  Eligible CCA Expenses and Balances
                     -  Eligible CCA Expenses and Deductions
                     -  COGPE and CDE
                     -  CEE
                     -  Earned Depletion
                     -  Detailed Tax Report (pages 1-4)
                     -  Canadian Income Tax Analysis
TOTAL PROBABLE-PLUS-POSSIBLE RESERVES
   Table 2A    -   Reserves and Cash Flow Summary
   Table 2B    -   Heavy Oil Appraisal
   Table 2C    -   Evaluation of Oil, Gas and Products Summary
   Table 2D    -   Cash Flow and Income Tax summary
                     -  Eligible CCA Expenses and Balances
                     -  Eligible CCA Expenses and Deductions

DeGolyer and MacNaughton Canada Limited

TABLES - (CONTINUED)

                     -  COGPE and CDE
                     -  CEE
                     -  Earned Depletion
                     -  Detailed Tax Report (pages 1-4)
                     -  Canadian Income Tax Analysis

                    CORPORATE SUMMARIES - FORECAST PRICE CASE

TOTAL PROBABLE RESERVES
   Table 3A    -   Reserves and Cash Flow Summary
   Table 3B    -   Heavy Oil Appraisal
   Table 3C    -   Evaluation of Oil, Gas and Products Summary
   Table 3D    -   Cash Flow and Income Tax summary
                     -  Eligible CCA Expenses and Balances
                     -  Eligible CCA Expenses and Deductions
                     -  COGPE and CDE
                     -  CEE
                     -  Earned Depletion
                     -  Detailed Tax Report (pages 1-4)
                     -  Canadian Income Tax Analysis

TOTAL PROBABLE-PLUS-POSSIBLE RESERVES
   Table 4A    -   Reserves and Cash Flow Summary
   Table 4B    -   Heavy Oil Appraisal
   Table 4C    -   Evaluation of Oil, Gas and Products Summary
   Table 4D    -   Cash Flow and Income Tax summary
                     -  Eligible CCA Expenses and Balances
                     -  Eligible CCA Expenses and Deductions
                     -  COGPE and CDE
                     -  CEE
                     -  Earned Depletion
                     -  Detailed Tax Report (pages 1-4)
                     -  Canadian Income Tax Analysis
FIGURES
   Figure 1    -Property Index Map
   Figure 2    -Oil Production Rate versus Time - Calendar Year
                Oil Reserves Life Index versus Time
   Figure 3    -Calendar Year Cash Flow versus Time - Forecast Price Case
APPENDIX
ROYALTIES
METRICATION
PROPERTIES EVALUATED
CANADA
     ALBERTA
     Dover
     Firebag

                     DEGOLYER AND MACNAUGHTON CANADA LIMITED
                        311 SIXTH AVENUE S.W., SUITE 1430
                             ENERGY PLAZA EAST TOWER
                        CALGARY, ALBERTA, CANADA, T2P 3H2

                                APPRAISAL REPORT
                                      AS OF
                                DECEMBER 31, 2006
                                       ON
                               CERTAIN PROPERTIES
                                    OWNED BY
                            PATCH INTERNATIONAL INC.




FOREWORD

SCOPE OF INVESTIGATION                 This  report presents an appraisal, as of
                                       December  31,  2006,  of  the  extent and
value of the proved, probable, and possible heavy crude oil reserves in the Dover and Firebag areas located in the Province of Alberta, Canada. The appraisal was prepared using reserves definitions consistent with those of Canadian Securities Administrator's National Instrument 51-101. This evaluation was prepared under two price scenarios: a Constant Price Case and a Forecast Price Case. Table A lists the properties examined for Patch International Inc. (Patch).

                                       Reserves  estimated  in  this  report are
expressed as gross, company gross, and company net reserves. Gross reserves are defined as the total estimated petroleum to be produced after December 31, 2006, from the properties evaluated herein. Company gross reserves are defined as Patch's working interest reserves (operating or non-operating) before deduction of royalties and without including any royalty interests of the company. Company net reserves are defined as Patch's working interest reserves (operating or non-operating) after deduction of royalty obligations, plus Patch's royalty interests in the properties evaluated.


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                                                                               2
DeGolyer and MacNaughton Canada Limited

                                       This  report  presents  values  that were
estimated for proved, probable, and probable-plus-possible reserves using prices and costs as of the effective date of this report. Prices and costs were provided by Patch International Inc. in Canadian dollars for the Canadian properties. Monetary values in this report are expressed in Canadian dollars. In the Appendices section of this report all Canadian property evaluations are expressed in Canadian dollars. A detailed explanation of forecast price and cost assumptions is included in the Valuation of Reserves section of this report.

                                       Values for proved,  proved-plus-probable,
and proved-plus-probable-plus-possible reserves in this report are expressed in terms of estimated future company gross revenue, future net revenue, and present worth of future cash flows. Future company gross revenue is defined as that revenue to be realized from the sale of the company gross reserves. Future net revenue is defined as the future company gross revenue less direct operating expenses, production taxes, royalty payable and transportation costs. Future cash flows are defined as the future net revenue less capital expenditures required to develop the company gross reserves plus income realized from facilities (if applicable). Direct operating expenses include operating expenses, petroleum processing costs, compression costs, and estimated expenses of direct supervision. Capital costs include such items as surface production facilities, pipelines, and the drilling of wells. An additional analysis after the deduction of future Canadian income taxes has been prepared for this evaluation. Present worth of future cash flows is defined as future cash flow discounted at a specified arbitrary discount rate compounded annually over the expected period of realization. In our opinion, present worth should not be construed to represent fair market value of the properties evaluated herein. In this report, present worth values are estimated using discount rates of 5, 10, 15, 20, 25, and 30 percent. Tables 1A through 2D contained in the Tables section of this report summarize the future net revenue estimated in this report.

                                       In addition to the Constant Price Case an
additional price and cost sensitivity, the Forecast Price Case, has been prepared on the basis of forecast prices and costs. The resulting future net revenues and discounted future net revenues have been prepared and are summarized in Tables 3A through 4D contained in the Tables section of this report.

                                       Estimates of heavy crude oil reserves and
future net revenue should be regarded only as estimates that may change as production history and additional information become available. Not only are such reserves and revenue estimates based on that information which is currently

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                                                                               3
DeGolyer and MacNaughton Canada Limited


available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.


AUTHORITY                              This report was authorized by Mr. Michael
                                       Vandale, CEO, Patch International Inc.


SOURCE OF INFORMATION                  Information used  in  the  preparation of
                                       this report was obtained  from Patch.  In
the preparation of this report we have relied, without independent verification, upon information furnished by Patch with respect to property interests, production from such properties, costs of operation and development, current prices for production, agreements relating to future operations and sale of production, and various other information and data that were accepted as represented. A field examination of the properties was not considered necessary for the purposes of this report, since all pertinent data was available for review and there are no special circumstances regarding the location of the property interests evaluated that would require a field examination.



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                                                                               4
DeGolyer and MacNaughton Canada Limited


GEOLOGY AND RESERVOIR DISCUSSION

                                       For  each  of  the  evaluated  properties
listed in Table A, detailed discussion of geologic setting, reservoir characteristics, structure and stratigraphy, and fluid characteristics is presented. The development history, pertinent test and completion history, and the current production characteristics are documented.

                                       The reservoir evaluation  methodology and
reserves classification are identified for each evaluation entity, where an evaluation entity is either a well-zone, a pool grouping of wells, or a project grouping of wells. Technical reserves for each entity and reserves classification are summarized in the properties evaluated in the appendix to this report.

                                       Economic criteria  unique to the property
and its evaluation entities are stated and discussed with respect to data source, current costs and prices, future capital expenditures, and future well abandonment liabilities.

                                       Each  property's  detailed  appraisal and
the supportive documentation can be found in the appendix to this report.
U

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                                                                               5
DeGolyer and MacNaughton Canada Limited

CLASSIFICATION OF RESERVES

                                       Petroleum  reserves  included   in   this
report are classified by degree of proof as proved, probable, or possible. For purposes of this report reserves are those quantities of oil or gas anticipated to be economically recoverable from known accumulations. The definitions of reserves shown below serve as the basis for the estimates contained herein. The definitions are in accordance with those prepared for the Canadian National Instrument 51-101 as presented in the Canadian Oil and Gas Evaluation Handbook First Edition June 30, 2002, Volume 1 Reserves Definitions and Evaluation Practices and Procedures (COGEH), Section 5. The petroleum reserves are classified in accordance with Sections 5.4.1, 5.4.2, and 5.4.3 of COGEH shown below. Section 5 of the COGEH contains the complete and official explanation of reserves definitions utilized herein.

Reserves Categories - Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on

    o    analysis of drilling, geological, geophysical, and engineering data;
    o    the use of established technology;
    o specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates.

         PROVED RESERVES - Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

         PROBABLE RESERVES - Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved + probable reserves.

         POSSIBLE RESERVES - Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed

                                                                               6
DeGolyer and MacNaughton Canada Limited

         the sum of the estimated proved + probable + possible reserves. Development and Production Status - Each of the reserves categories (proved,
probable,   and  possible)  may  be  divided  into  developed  and   undeveloped
categories.

         DEVELOPED RESERVES - Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and nonproducing.

         DEVELOPED PRODUCING RESERVES - Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

         DEVELOPED NONPRODUCING RESERVES - Developed nonproducing reserves are those reserves that either have not been on production, or have previously been on production, but are shut in, and the date of resumption of production is unknown.

         UNDEVELOPED RESERVES - Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

         In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities, and completion intervals in the pool and their respective development and production status.


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                                                                               7
DeGolyer and MacNaughton Canada Limited



Levels of Certainty for Reported Reserves - The qualitative certainty levels contained in the definitions in Section 5.4.1 [Reserves Categories above] are applicable to individual Reserves Entities, which refers to the lowest level at which reserves calculations are performed, and to Reported Reserves, which refers to the highest level sum of individual entity estimates for which reserves estimates are presented. Reported Reserves should target the following levels of certainty under a specific set of economic conditions:

    o at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;
    o at least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved + probable reserves;
    o at least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved + probable + possible reserves.

A quantitative measure of the certainty levels pertaining to estimates prepared for the various reserves categories is desirable to provide a clearer understanding of the associated risks and uncertainties. However, the majority of reserves estimates will be prepared using deterministic methods that do not provide a mathematically derived quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.


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                                                                               8
DeGolyer and MacNaughton Canada Limited


ESTIMATION OF RESERVES

                                       Estimates of reserves  were  prepared  by
the use of standard geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods used in the analysis of each reservoir was tempered by experience with similar reservoirs, stage of development, quality and completeness of basic data, and production history.

                                       Where appropriate, the volumetric  method
was used to estimate  the original oil in place (OOIP) and original gas in place
(OGIP). Structural maps were prepared to delineate each reservoir, and isopach maps were constructed to estimate reservoir volumes. Electrical logs, radioactivity logs, core analyses, and other available data were used to prepare these maps as well as to estimate representative values for porosity and water saturation. All pertinent reservoir data, including drill-stem tests, production tests, reservoir fluid analyses, and bottom hole pressure and temperature data, were used to determine the volume of productive reservoir rock, reservoir fluid characteristics, and the volumes of OOIP and OGIP.

                                       Where  appropriate, estimates of ultimate
recovery were obtained after applying recovery factors to OOIP and OGIP. These recovery factors were based on consideration of the type of energy inherent in the reservoirs, analyses of the petroleum, the structural positions of the properties, and the production histories. When applicable, material-balance and other engineering methods were used to estimate recovery factors. In such cases, an analysis of reservoir performance, including production rate, reservoir pressure, and gas-oil ratio behavior, was used in the estimation of reserves.

                                       For  depletion-type  reservoirs  or those
whose performance disclosed a reliable decline in producing-rate trends or other diagnostic characteristics, reserves were estimated by the application of appropriate decline curves or other performance relationships. In the analyses of production decline curves, reserves were estimated only to the limits of economic production based on current economic conditions.

                                       In  certain  cases,  when  the previously
named methods could not be used, reserves were estimated by analogy with similar wells or reservoirs for which more complete data were available.



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                                                                               9
DeGolyer and MacNaughton Canada Limited


                                       The reserves  estimates  presented herein
are generally based on consideration of monthly and cumulative production data through December 2006.

                                       Gas volumes estimated herein are reported
as wet gas, marketable gas, and sales gas expressed at a temperature base of 60 degrees Fahrenheit ((degree)F) and a pressure base of 14.65 pound per square inch absolute (psia). Wet gas is defined as the total gas to be produced before reduction for volume loss due to fuel and flare consumption and before reduction for liquids removal. Marketable gas is defined as wet gas available for delivery to the pipeline after reduction for liquids removal during gas processing and other shrinkage. Sales gas is defined as marketable gas after reduction for estimated fuel usage. Estimates of gas reserves and volumes are converted from cubic meters and expressed in millions of cubic feet (MMcf).

                                      In this report barrel(s) of oil equivalent
(BOE), is based on an energy equivalency conversion method primarily applicable at the burner tip and may not represent a value equivalency at the wellhead.

                                       Crude oil  volumes  estimated  herein are
those to be recovered by normal field separation. Sales oil volumes estimated herein are those to be recovered by passage through field, platform, and onshore separation. Estimates of oil are expressed in barrels (bbl). In these estimates, 1 barrel equals 42 U.S. gallons.

                                       In this  report barrels of oil equivalent
(BOE) is based on an energy equivalency conversion method primarily applicable at the burner tip and may not represent a value equivalency at the wellhead.

                                       Proved  developed reserves  estimates are
based on performance analysis of current wells. Total proved reserves include the proved developed reserves plus proved undeveloped reserves associated with certain planned sidetrack wells that are forecast to be drilled in proved reserves areas. A portion of the estimated probable reserves is attributable to production performance improvements and a portion is associated with the drilling of wells for opportunities of less certainty than those estimated to be proved. Estimates of possible reserves include further production performance improvements beyond those associated with probable reserves classification.



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                                                                              10
DeGolyer and MacNaughton Canada Limited


                                       The  estimated  company  gross  and   net
proved, probable, and possible reserves for the Constant Price Case, as of December 31, 2006, of the properties evaluated herein are summarized as follows, expressed in barrels (bbl) for oil:



[OBJECT OMITTED]][GRAPHIC OMITTED]



                                       Reserves  have  been  estimated  only for
known accumulations and do not include any exploration potential. Reserves estimates herein are based on constant prices and costs. Projections of company gross and net reserves are shown in Tables 1C and 2C contained in the Tables section of this report.

                                       The  estimated  company  gross   and  net
proved, probable, and possible reserves for the Forecast Price Case, as of December 31, 2006, of the properties evaluated in this report are summarized below, expressed in barrels (bbl) for oil:



[OBJECT OMITTED][GRAPHIC OMITTED]


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                                                                              11
DeGolyer and MacNaughton Canada Limited


VALUATION OF RESERVES

                                       Revenue  values  in this report have been
prepared using initial prices and costs and future price and cost assumptions specified by Patch. A Constant Price Case was evaluated using prices and costs that were current as of the date of this report without escalation. A Forecast Price Case was evaluated using future prices that vary from current prices as well as escalations in operating expenses and capital and abandonment costs. Reserves estimates herein are based on the Constant Price Case assumptions.

                                       In this report, values for  probable  and
probable-plus-possible reserves are based on projections of estimated future production and revenue prepared for these properties. Probable and possible reserves involve substantially higher risks than proved reserves.

CONSTANT PRICE CASE                    The  following assumptions were  used  in
                                       estimating future    net revenue  in  the
Constant Price Case:

         PRICES

              Oil prices used in this report were based on posted prices on December 31, 2006. The prices shown below have been adjusted for transportation differentials and quality in the properties. No general escalation that might result from inflation was applied to prices.

              Hardisty 12 Oil                       $4,153 ($ per barrel)

         OPERATING EXPENSES

              Operating expenses and operating-expense forecasts have been determined by DeGolyer and MacNaughton Canada Limited based on experience with similar projects.

         ABANDONMENT COSTS

              Gross abandonment costs were estimated for each property. These costs were projected to occur in the last year of economic


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                                                                              12
DeGolyer and MacNaughton Canada Limited



              production of each reserves entity and for non-reserves wells 2 years from the effective date of this report.

         CAPITAL COSTS

              Future capital costs were estimated based on experience with similar projects. Where necessary, these costs were scaled and adjusted to fit the scenario being evaluated. There has been no general escalation applied to capital costs to account for inflation.

         ROYALTIES

              All Canadian properties evaluated herein are subject to various applicable Canadian royalties. A detailed discussion on these royalty regimes is contained in the appendix to this report.

         TAXES

              All of the Canadian properties evaluated herein are subject to Canadian corporation tax. Canadian federal and provincial corporation tax was assessed on a consolidated basis taking into account the tax basis of the properties as of December 31, 2006.

                                       Economic  projections  for  the  Constant
Price Case probable and probable-plus-possible reserves, as of December 31, 2006, are presented in Tables 1A through 2D contained in the Tables section of this report. Estimated future net revenue and present worth at various discount rates for proved, proved-plus-probable, and proved-plus-probable-plus-possible reserves are summarized as follows, expressed in thousands of Canadian dollars (M$):


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                                                                              13
DeGolyer and MacNaughton Canada Limited



[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       Future producing rates estimated for this
report were based on information provided by Patch or on actual rates considering the most recent production figures available. Production forecasts and revenue values were estimated for probable and probable-plus-possible reserves.


FORECAST PRICE CASE                    An additional Forecast  Price   Case  was
                                       evaluated  at the  request of Patch.  The
price schedule,  cost escalation,  and exchange rate scenario are shown in Table
B. Other than the prices, escalation of capital and operating costs and exchange rate projections, all other aspects of the Forecast Price Case use the same assumptions as the Constant Price Case. In the Forecast Price Case, gross production was scheduled to the point in time when the before-tax future net revenue became negative or to the full projected reserves estimated for the Constant Price Case, whichever occurred first. The company gross and net reserves may vary from those estimated in the Constant Price Case due to changes in the timing of payouts and in royalty payable as a function of pricing differences.

                                       Estimated future  net revenue and present
worth of future cash flows at various discount rates for the Forecast Price Case attributable to company net reserves in the proved, proved-plus-probable, and proved-plus-probable-plus-possible categories as of December 31, 2006, are summarized as follows, expressed in thousands of Canadian dollars (M$).


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                                                                              14
DeGolyer and MacNaughton Canada Limited


[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                       The   Forecast   Price   Case    economic
evaluations are shown in Tables 3A through 4D contained in the Tables section of this report.



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                                                                              15
DeGolyer and MacNaughton Canada Limited


SUMMARY AND CONCLUSIONS

                                       The estimated Constant Price Case company
gross and net proved, probable, and possible reserves, as of December 31, 2006, of the properties evaluated herein are summarized as follows, expressed in barrels (bbl) for oil and NGL and millions of cubic feet (MMcf) for sales gas:

[OBJECT OMITTED]  [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       Patch   owns  various  interests  in  the
properties listed in Table A.

                                       The estimated Forecast Price Case company
gross and net proved, probable, and possible reserves, as of December 31, 2006, of the properties evaluated in this report are summarized below, expressed in barrels (bbl) for oil:


[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       Based   on   the   Constant  Price   Case
described herein, estimated future cash flow and present worth of future cash flow before and after income tax attributable to Patch's net interests in the proved,

                                                                              16
DeGolyer and MacNaughton Canada Limited


probable, and possible reserves are summarized as follows, expressed in thousands of Canadian dollars (M$):

[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]




[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       Estimated  future  cash flow and  present
worth of future cash flow before and after income tax at various discount rates for the Forecast Price Case are summarized as follows, expressed in thousands of Canadian dollars (M$):

                                                                              17
DeGolyer and MacNaughton Canada Limited


[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]


[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                       Net  Reserves    and      Net     Revenue
Reconciliations have not been prepared at the request of Patch.

DeGolyer and MacNaughton Canada Limited




PROFESSIONAL QUALIFICATIONS            DeGolyer and  MacNaughton  Canada Limited
                                       is an  Alberta  Corporation  with offices
at 311 - 6th Avenue S.W., Suite 1430, Calgary, Alberta T2P 3H2, Canada. The firm is a subsidiary of DeGolyer and MacNaughton which has been providing petroleum consulting services throughout the world for more than 65 years. The firm's professional engineers, geologists, geophysicists, petrophysicists, and economists are engaged in the independent appraisal of oil and gas properties, evaluation of hydrocarbon and other mineral prospects, basin evaluations, comprehensive field studies, equity studies, and studies of supply and economics related to the energy industry. Except for the provision of professional services on a fee basis, DeGolyer and MacNaughton Canada Limited has no commercial arrangement with any other person or company involved in the interests which are the subject of this report.

                                       The evaluation has been supervised by Mr.
Colin P. Outtrim. Mr. Outtrim is a Senior Vice President, with DeGolyer and MacNaughton Canada Limited, a Registered Professional Engineer in the Province of Alberta. He has 34 years of oil and gas industry experience and 30 years of applicable evaluation experience.

                                      Submitted,




                                      DeGOLYER and MacNAUGHTON
                                      CANADA LIMITED
SIGNED:  January 12, 2007

DeGolyer and MacNaughton Canada Limited


                          CERTIFICATE OF QUALIFICATION

I, Colin P. Outtrim, Professional Engineer, of 1430, 311 Sixth Avenue S.W., Calgary, Alberta, Canada hereby certify:

    1. I am an employee of DeGolyer and MacNaughton Canada Limited, which prepared an appraisal report of certain Canadian oil and gas properties of Patch International Inc. The effective date of this evaluation is December 31, 2006.

    2.   I do not  have,  nor do I expect to  receive,  any  direct or  indirect
         interest  in  the  securities  of  Patch   International  Inc.  or  its
         affiliated companies.

    3. I attended the University of British Columbia and I graduated with a Bachelor of Applied Science Degree in Geological Engineering in 1973; I am a Registered Professional Engineer in the Provinces of Alberta and British Colombia and that I have in excess of thirty four years experience in the Petroleum Industry of which thirty years experience are in the conduct of evaluation and engineering studies relating to worldwide oil and gas fields.

    4. A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Patch International Inc., and the appropriate provincial regulatory authorities.

SIGNED: January 12, 2007





                                  ---------------------------------------------
                                  Colin P. Outtrim, P.Eng.
                                  Senior Vice President
                                  DeGolyer and MacNaughton
                                  Canada Limited

DeGolyer and MacNaughton Canada Limited



                          CERTIFICATE OF QUALIFICATION

I, Douglas S. Christie, Geologist, of 1430, 311 Sixth Avenue S.W., Calgary, Alberta, Canada hereby certify:

   1. I am an employee of DeGolyer and MacNaughton Canada Limited, which prepared an appraisal report of certain Canadian oil and gas properties of Patch International Inc. The effective date of this evaluation is December 31, 2006.

   2.    I do not  have,  nor do I expect to  receive,  any  direct or  indirect
         interest  in  the  securities  of  Patch   International  Inc.  or  its
         affiliated companies.

   3. I attended the Carlton University and I graduated with a Bachelor of Science Degree in Geology in 1980; I am a Registered Professional Geologist in the Province of Alberta and that I have in excess of twenty six years experience in the Petroleum Industry of which sixteen years experience are in the conduct of evaluation and engineering studies relating to worldwide oil and gas fields.

   4. A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of Patch International Inc., and the appropriate provincial regulatory authorities.

SIGNED: January 12, 2007





                                  ----------------------------------------------
                                  Douglas S. Christie, P.Geol.
                                  Vice President, Geology
                                  DeGolyer and MacNaughton
                                  Canada Limited

                     DEGOLYER AND MACNAUGHTON CANADA LIMITED
                        311 SIXTH AVENUE S.W., SUITE 1430
                             ENERGY PLAZA EAST TOWER
                        CALGARY, ALBERTA, CANADA, T2P 3H2


                        NATIONAL INSTRUMENT FORM 51-101F2


REPORT ON RESERVES DATA


         To the board of directors of Patch International Inc. (the "Company"):


    1. We have evaluated the Company's reserves data as at December 31, 2006. The reserves data consist of the following:

            a)   (i)  probable  and  probable plus possible oil and gas reserves estimated as at December 31, 2006 using forecast prices and costs; and

                 (ii) the related estimated future net revenue; and

            b)   (i)  probable  and probable plus possible oil and gas reserves, estimated as at December 31, 2006 using constant prices and costs; and

                 (ii) the related estimated future net revenue

    2. The reserves data are the responsibility of the Company's management. Our responsibility is to express an opinion on the reserves data based on our evaluation.

         We carried out our evaluation in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (the "COGE Handbook") prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy and Petroleum (Petroleum Society).

    3. Those standards require that we plan and perform an evaluation to obtain reasonable assurance as to whether the reserves data are free of material misstatement. An evaluation also includes assessing whether the reserves data are in accordance with principles and definitions presented in the COGE Handbook.

    4. The following table sets forth the estimated future net revenue (before deduction of income taxes) attributed to proved plus probable reserves, estimated using forecast prices and costs and calculated using a discount rate of 10 percent, included in the reserves data of the Company evaluated by us as of December 31, 2006, and identifies the respective portions thereof that we have evaluated and reported on to the Company's board of directors.

DeGolyer and MacNaughton Canada Limited


[OBJECT OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]

    5. In our opinion, the reserves evaluated by us have, in all material respects, been determined and are in accordance with the COGE Handbook. We express no opinion on the reserves data that we reviewed but did not audit or evaluate.

    6.   We  have  no  responsibility  to  update  this  report  referred  to in
         paragraph  4  for  events  and  circumstances   occurring  after  their
         respective preparation dates.

    7. Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material.

Executed as to our report referred to above:

DeGolyer and MacNaughton  Canada Limited,  Calgary,  Alberta,  dated January 12,
2007.

                                  DEGOLYER and MACNAUGHTON CANADA LIMITED



                                  ---------------------------------------
                                  Colin P. Outtrim, P.Eng.


                                           PERMIT TO PRACTICE
                                        DEGOLYER AND MACNAUGHTON
                                              CANADA LIMITED

                                    Signature
                                             ----------------------

                                    Date ______January 12, 2007____
                                          PERMIT NUMBER: P 5568
                                 The Association of Professional Engineers,
                                  Geologists and Geophysicists of Alberta